                             1998 ANNUAL REPORT


                                OPPENHEIMER

                                MULTI-SECTOR
                                INCOME TRUST



                              OCTOBER 31, 1998


                           [OPPENHEIMERFUNDS LOGO]
                           THE RIGHT WAY TO INVEST

DEAR SHAREHOLDER:

During one of the most challenging and volatile periods in the history of the fixed income markets, Oppenheimer Multi-Sector Income Trust's (the Trust) average annual total return at market value was 0.17%, and its dividend return was 8.75% for the fiscal year ended October 31, 1998.1 Clearly, these results are weaker than we would like. Nevertheless, we believe that the Trust's disciplined strategy of sector diversification enabled us to help cushion the impact of market volatility and limit some of the risks of investing during exceptionally difficult times.

The Trust faced unique challenges and opportunities in three of its main investment sectors: international, corporate and U.S. government. The challenges stemmed from widespread economic difficulties in emerging markets, which eventually affected developed markets as well. The trouble surfaced in Asia more than a year ago, when an economic slowdown forced many Asian countries to devalue their currencies. As a result, Asian companies that had borrowed heavily to finance speculative business development incurred severe losses in foreign exchange markets. When investors attempted to take their money out of the region, securities prices plunged.

INVESTMENT BREAKDOWN:
OPPENHEIMER MULTI-SECTOR INCOME TRUST AS OF 10/31/98:(2)

[PIE CHART]

Corporate                   35.5%
International               24.7
U.S. Government             20.5
Mortgage-Backed             10.1
Money Market                 7.4
Convertible                  1.8

The global fixed income markets, especially among emerging countries, were hardest hit by these events. While these markets generally offer the Trust its greatest opportunities for high current income and capital appreciation, they are also among the world's most volatile. In October 1997, as Asian markets and currencies declined sharply, we sold many of our holdings in the region in an attempt to preserve the Trust's capital. Although our actions caused us to suffer some initial losses when these markets began to recover with unexpected speed, we sought to take advantage of the opportunity, staking out significant fixed income positions in the emerging markets of Latin America, Asia and Eastern Europe at the end of November and in early December. From December 1997 through the end of April 1998, emerging markets were among the best performing fixed income classes for the Trust.

However, in May 1998, deepening political and economic uncertainty caused Russian markets to fall sharply. These events heightened investors' concerns over the health of other emerging economies throughout the world. Latin American markets and currencies came under selling pressure as investors turned to the relative safety of the United

Because of ongoing market volatility, the Trust's performance may be subject to substantial short-term changes. For updates on the Trust's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Total return is based on changes in net asset value per share from 10/31/97 to 10/31/98, without deducting any sales charges or brokerage costs. Returns would have been lower if sales charges were deducted. Dividend return is determined by annualizing the October 1998 dividend of $0.067 and dividing by the closing market price on the New York Stock Exchange of $9.19 per share on 10/23/98 (payment date). Past performance does not guarantee future results.

2. Portfolio composition is subject to change. Chart is based on total investments at market value.

States. By the time emerging markets began to decline, we had worked to trim the Trust's exposure to the international sector. However, this decline proved deeper and more sustained than we anticipated. In August 1998, the decline culminated in the worst month in the history of the emerging markets, resulting in significant losses for the Trust.

At the same time, the market for high yield domestic corporate bonds also suffered in the wake of the Asian crisis. Although the underlying U.S. economy remained strong, with low inflation and low unemployment, profits declined among multi-national companies because of weakening foreign demand. As profit growth slowed, corporate stock and bond markets fell sharply in the United States. As a result, from March 1998 through the end of the period, the Trust's high yield investments yielded flat or negative returns every month. We helped limit our losses in the corporate sector by focusing our holdings in telecommunications bonds, which remained one of the strongest performing areas in the high yield market. At the same time, with the exception of energy, we generally avoided investments in companies that produce basic materials, such as chemicals, paper and metals, all of which underperformed the market. We correctly foresaw that the recent economic crisis in Asia would lead to excess production capacity and weak pricing in these industries. We remained committed to the energy industry in the belief that oil and natural gas represent tangible assets that we believe are likely to retain their value over time. However, an unusually warm winter, together with inaction on the part of the OPEC nations and slack global demand, caused the Trust to suffer losses in these investments as well.

Partially offsetting the Trust's losses in the international and corporate sectors were our investments in U.S. government securities. With low inflation, low unemployment and relatively high rates of consumer spending, the U.S. economy remained a bastion of strength in a time of global economic uncertainty. Investors throughout the world searching for safe, high-quality securities turned to long-term U.S. Treasury instruments for shelter. As a result, long-term Treasuries performed quite well during the second half of the year. We sought to take advantage of the opportunity by shifting some of the Trust's assets from cash and mortgage-backed securities into Treasuries. We also acted to lengthen the portfolio's average duration. Duration is a measure of a bond's sensitivity to changes in interest rates. The longer a portfolio's average duration, the higher the potential return investors may receive when interest rates fall. In anticipation of continued low inflation, we extended the portfolio's duration throughout the period, which enabled us to benefit from falling interest rates and from the exceptional performance of longer-term Treasuries.

It is impossible to predict exactly when the global economy will recover from the effects of the current downturn. However, by placing each asset class in which the Trust invests under the management of its own sector specialist, we remain focused on our goals of returning high income to investors while working to minimize the risks of each sector in which we invest. We believe our disciplined strategy of sector diversification continues to make Oppenheimer Multi-Sector Income Trust part of The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL
--------------------------------

Bridget A. Macaskill
President
Oppenheimer Multi-Sector Income Trust

November 20, 1998

STATEMENT OF INVESTMENTS October 31, 1998
Oppenheimer Multi-Sector Income Trust


                                                                                                          Market Value
                                                                              Face Amount(1)               See Note 1
                                                                             ---------------              ------------
U.S. GOVERNMENT SECTOR -- 20.7%
U.S. Treasury Bonds, 11.875%, 11/15/03..................................        $25,000,000                $33,218,775
U.S. Treasury Nts.:
  4.50%, 9/30/00........................................................         15,000,000                 15,079,695
  5.625%, 5/15/08(2)....................................................         10,000,000                 10,775,010
                                                                                                           -----------
Total U.S. Government Sector (Cost $59,397,884)                                                             59,073,480
                                                                                                           -----------

                                                                                 Shares
                                                                             --------------
CONVERTIBLE SECTOR -- 1.9%
PREFERRED STOCKS -- 1.7%
CGA Group Ltd., Preferred, Series A(3)(4)...............................             32,000                    800,000
Concentric Network Corp., 13.50% Preferred, Series B(4)(5)..............                206                    155,015
Crown American Realty Trust, 11% Cum., Series A, Non-Vtg................              4,000                    199,000
Dobson Communications Corp., 12.25% Sr. Exchangeable(3)(4)..............                545                    489,137
e.spire Communications, Inc., 12.75% Jr. Redeemable Preferred(3)(4).....                441                    336,262
Eagle-Picher Holdings, Inc., Cum. Exchangeable, Series B, 3/1/08,
  Non-Vtg.(3)(5)........................................................              4,000                    215,000
EchoStar Communications Corp., 12.125% Sr. Redeemable
  Exchangeable, Series B, Non-Vtg.(4)...................................                 95                     90,962
Intermedia Communications, Inc., 13.50% Exchangeable, Series B(4).......                718                    800,570
Nebco Evans Holdings, Inc., 11.25% Cum. Exchangeable(4).................              2,638                    132,560
Nextel Communications, Inc., 11.125% Exchangeable, Series E(4)..........                328                    285,360
NEXTLINK Communications, Inc., 14% Cum. Exchangeable, Vtg.(4)...........              7,986                    405,290
Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable,
  Non-Vtg.(3)(4)........................................................                 20                    170,500
SD Warren Co., 14% Cum. Exchangeable, Series B, Non-Vtg.(5).............             12,000                    565,500
Spanish Broadcasting Systems, Inc., 14.25% Cum. Exchangeable,
  Non-Vtg.(3)(4)........................................................                200                    194,500
Viatel, Inc., 10% Cv., Series A(3)(4)...................................                290                     17,473
                                                                                                           -----------
                                                                                                             4,857,129
                                                                                                           -----------

                                                                                  Units
                                                                             --------------
RIGHTS, WARRANTS AND CERTIFICATES -- 0.2%
American Telecasting, Inc. Wts., Exp. 6/99(3)...........................              4,750                         47
Ames Department Stores, Inc., Litigation Trust(3).......................            128,889                      1,289
Becker Gaming, Inc. Wts., Exp. 11/00(3).................................             25,000                      6,250
CellNet Data Systems, Inc. Wts., Exp. 10/07(6)..........................                559                      1,887
CGA Group Ltd. Wts., Exp. 12/49(3)......................................             32,000                      9,600
Clearnet Communications, Inc. Wts., Exp. 9/05...........................                330                        621
Concentric Network Corp. Wts., Exp. 12/07(3)............................                600                     60,000
Covad Communications Group, Inc. Wts., Exp. 3/08(3).....................                320                      3,200

Oppenheimer Multi-Sector Income Trust

                                                                                                           Market Value
                                                                              Face Amount(1)                See Note 1
                                                                              --------------               ------------
RIGHTS, WARRANTS AND CERTIFICATES (CONTINUED)
e.spire Communications, Inc. Wts., Exp. 11/05...........................                700                 $   58,360
FirstWorld Communications, Inc. Wts., Exp. 4/08(3)......................                700                      7,000
Foamex LP/JPS Automotive Corp. Wts., Exp. 7/99(3).......................              1,000                     20,000
Globix Corp.Wts., Exp. 5/05.............................................                600                      6,000
Gothic Energy Corp. Wts., Exp. 1/03(6)..................................              9,509                         95
Gothic Energy Corp. Wts., Exp. 9/04(3)..................................             10,150                     11,419
ICG Communications, Inc. Wts., Exp. 9/05(3).............................              4,125                     61,543
In-Flight Phone Corp. Wts., Exp. 8/02...................................                900                         --
KMC Telecom Holdings, Inc. Wts., Exp. 4/08(3)...........................                920                      2,990
Millenium Seacarriers, Inc. Wts., Exp. 7/05(6)..........................                700                      4,375
Orbital Imaging Corp. Wts., Exp. 3/05(3)................................                240                      9,630
Orion Network Systems, Inc. Wts., Exp. 1/07(3)..........................                975                     12,188
Price Communications Corp. Wts., Exp. 8/07(3)...........................              4,300                    129,000
Protection One, Inc. Wts., Exp. 6/05(3).................................              6,400                     64,000
Teletrac, Inc. Wts., Exp. 8/07(3).......................................                125                          1
WAM!NET, Inc. Wts., Exp. 3/05(3)........................................              1,500                     12,000
Wireless One, Inc. Wts., Exp. 10/00(3)..................................              1,500                         15
                                                                                                           -----------
                                                                                                               481,510
                                                                                                           -----------
Total Convertible Sector (Cost $5,429,341)                                                                   5,338,639
                                                                                                           -----------

                                                                                 Shares
                                                                             --------------

CORPORATE SECTOR -- 35.7%
COMMON STOCKS -- 0.0%
Capital Gaming International, Inc.(5)...................................                 18                         --
Intermedia Communications, Inc.(5)......................................                757                     14,005
Optel, Inc.(5)..........................................................                815                          8
                                                                                                           -----------
                                                                                                                14,013
                                                                                                           -----------

                                                                             Face Amount(1)
                                                                             --------------
CORPORATE BONDS AND NOTES -- 32.7%
Aerospace -- 2.1%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05....................         $1,000,000                    987,500
Amtran, Inc., 10.50% Sr. Nts., 8/1/04...................................            850,000                    839,375
Atlas Air, Inc., 9.25% Sr. Nts., 4/15/08(6).............................            675,000                    602,437
BE Aerospace, Inc., 9.50% Sr. Sub. Nts., 11/1/08(3).....................            900,000                    918,000
Constellation Finance LLC, 9.80% Airline Receivable
  Asset-Backed Nts., Series 1997-1, 1/1/01(3)...........................            500,000                    485,000

Oppenheimer Multi-Sector Income Trust


                                                                                                          Market Value
                                                                              Face Amount(1)               See Note 1
                                                                              --------------              ------------
Aerospace (Continued)
Decrane Aircraft Holdings, Inc., Units (each unit consists of
  $1,000 principal amount of 12% sr. sub. nts., 9/30/08 and
  one warrant to purchase 1.55 shares of common stock)(6)(7)............         $  800,000                 $  780,000
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts.,
  Series 1997-A, Cl. B, 6/15/04(3)......................................            455,778                    492,743
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04..............          1,000,000                    860,000
                                                                                                           -----------
                                                                                                             5,965,055
                                                                                                           -----------
Chemicals -- 0.7%
ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07..............            300,000                    291,000
ICO, Inc., 10.375% Sr. Nts., 6/1/07.....................................            475,000                    441,750
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B, 9/15/07........            500,000                    432,500
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07.............            200,000                    151,000
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Unsec. Sub. Nts.,
  Series B, 8/1/07......................................................            600,000                    570,000
                                                                                                           -----------
                                                                                                             1,886,250
                                                                                                           -----------
Consumer Durables -- 0.1%
Holmes Products Corp., 9.875% Sr. Unsec. Sub. Nts.,
  Series B, 11/15/07....................................................            400,000                    358,000
                                                                                                           -----------
Consumer Non-Durables -- 1.2%
AKI Holdings, Inc., 10.50% Sr. Nts., 7/1/08(6)..........................            510,000                    471,750
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05.........            340,000                    164,900
Bell Sports, Inc., 11% Sr. Sub. Nts., 8/15/08(6)........................            400,000                    378,000
Consoltex Group, Inc., 11% Sr. Sub. Nts., Series B, 10/1/03.............            550,000                    559,625
Globe Manufacturing, Inc., 10% Sr. Sub. Nts., 8/1/08(6).................            400,000                    314,000
Phillips-Van Heusen Corp., 9.50% Sr. Unsec. Sub. Nts., 5/1/08...........            360,000                    347,400
Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts.,
  2/1/08................................................................            800,000                    726,000
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
  Series B, 9.73%, 3/15/01(8)...........................................            360,000                    216,000
Styling Technology Corp., 10.875% Sr. Sub. Nts., 7/1/08(6)..............            195,000                    182,325
                                                                                                           -----------
                                                                                                             3,360,000
                                                                                                           -----------
Energy -- 1.9%
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07.....................            155,000                    123,225
Chesapeake Energy Corp., 9.625% Sr. Unsec. Nts., Series B, 5/1/05.......            510,000                    436,050
Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07.....            845,000                    722,475
Dailey International, Inc., 9.50% Sr. Unsec. Nts., Series B, 2/15/08....            400,000                    182,000
Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08......................            400,000                    336,000

Oppenheimer Multi-Sector Income Trust


                                                                                                           Market Value
                                                                              Face Amount(1)                 See Note 1
                                                                              --------------               ------------
Energy (Continued)
Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05(6).....           $250,000                 $  163,750
Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08.......            380,000                    286,900
National Energy Group, Inc., 10.75% Sr. Nts., Series D, 11/1/06(9)......            180,000                     72,900
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., 5/15/08(6)...............            700,000                    696,500
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06.............            500,000                    457,500
Pogo Producing Co., 8.75% Sr. Sub. Nts., 5/15/07........................            790,000                    754,450
Statia Terminals International/Statia Terminals (Canada), Inc.,
  11.75% First Mtg. Nts., Series B, 11/15/03............................            200,000                    199,000
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07........................            700,000                    693,000
Universal Compression Holdings, Inc., 0%/9.875% Sr. Disc. Nts.,
  2/15/08(6)(10)........................................................            700,000                    399,000
                                                                                                           -----------
                                                                                                             5,522,750
                                                                                                           -----------
Financial -- 0.5%
CB Richard Ellis Services, Inc., 8.875% Sr. Unsec. Sub. Nts., 6/1/06....            300,000                    288,000
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts.,
  Series B, 4/1/08......................................................            800,000                    644,000
Veritas Capital Trust, 10% Nts., 1/1/28.................................            525,000                    492,187
                                                                                                           -----------
                                                                                                             1,424,187
                                                                                                           -----------
Food & Drug -- 0.3%
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07............            750,000                    690,000
Pathmark Stores, Inc., 0%/10.75% Jr. Sub. Deferred Coupon Nts.,
  11/1/03(10)...........................................................            400,000                    294,000
                                                                                                           -----------
                                                                                                               984,000
                                                                                                           -----------
Food/Tobacco -- 0.7%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08...............            200,000                    207,000
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., Series B, 12/15/07(10)...            500,000                    287,500
International Home Foods, Inc., 10.375% Sr. Sub. Nts., 11/1/06..........            500,000                    530,000
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05.............            650,000                    594,750
Purina Mills, Inc., 9% Sr. Unsec. Sub. Nts., 3/15/10....................            100,000                     98,250
SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08............            400,000                    391,000
                                                                                                           -----------
                                                                                                             2,108,500
                                                                                                           -----------
Forest Products/Containers -- 0.6%
  Ball Corp.: 7.75% Sr. Nts., 8/1/06(6).................................            300,000                    310,500
  8.25% Sr. Sub. Nts., 8/1/08(6)........................................            400,000                    416,500
Four M Corp., 12% Sr. Sec. Nts., Series B, 6/1/06.......................            300,000                    226,500

Oppenheimer Multi-Sector Income Trust


                                                                                                          Market Value
                                                                              Face Amount(1)                See Note 1
                                                                              --------------              ------------
Forest Products/Containers (Continued)
Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07..........         $  450,000                 $  420,750
U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06...............            250,000                    251,250
                                                                                                           -----------
                                                                                                             1,625,500
                                                                                                           -----------
Gaming/Leisure -- 2.2%
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(10)................            150,000                     70,875
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08........................            400,000                    352,000
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/95(9)...              5,500                         --
Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A,
  11/15/00(3)(9)........................................................            200,000                     13,000
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07.........................            435,000                    408,900
Empress Entertainment, Inc., 8.125% Sr. Sub. Nts., 7/1/06(6)............             60,000                     59,550
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05......................            550,000                    541,750
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07.....................          1,000,000                    975,000
Mohegan Tribal Gaming Authority (Connecticut), 13.50% Sr. Sec.
  Nts., Series B, 11/15/02..............................................            900,000                  1,120,500
Outboard Marine Corp., 10.75% Sr. Nts., 6/1/08(6).......................            240,000                    222,600
Premier Parks, Inc.:
  0%/10% Sr. Disc. Nts., 4/1/08(10).....................................            500,000                    302,500
  9.25% Sr. Nts., 4/1/06................................................            300,000                    302,250
Rio Hotel & Casino, Inc., 9.50% Sr. Sub. Nts., 4/15/07..................            300,000                    327,000
Showboat Marina Casino Partnership/Showboat Marina Finance
  Corp., 13.50% First Mtg. Nts., Series B, 3/15/03......................          1,000,000                  1,135,000
Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06..................            440,000                    445,500
                                                                                                           -----------
                                                                                                             6,276,425
                                                                                                           -----------
Healthcare -- 0.8%
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08............            400,000                    377,000
ICN Pharmaceutical, Inc., 8.75% Sr. Nts., 11/15/08(6)...................            415,000                    404,625
Integrated Health Services, Inc.:
  9.50% Sr. Sub. Nts., 9/15/07..........................................            455,000                    420,875
  10.25% Sr. Sub. Nts., 4/30/06.........................................             15,000                     14,025
Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08(6)............            250,000                    208,125
Oxford Health Plans, Inc., 11% Sr. Nts., 5/15/05(6).....................            600,000                    489,000
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07.................            375,000                    279,375
Tenet Healthcare Corp., 8.125% Sr. Sub. Nts., 12/1/08(6)................            250,000                    255,000
                                                                                                           -----------
                                                                                                             2,448,025
                                                                                                           -----------

Oppenheimer Multi-Sector Income Trust


                                                                                                           Market Value
                                                                              Face Amount(1)                See Note 1
                                                                              --------------               ------------
Housing -- 0.5%
Engle Homes, Inc., 9.25% Sr. Unsec. Nts., Series C, 2/1/08..............           $400,000                 $  377,000
Nortek, Inc.:
  9.125% Sr. Nts., Series B, 9/1/07.....................................            420,000                    411,600
  9.25% Sr. Nts., Series B, 3/15/07.....................................            600,000                    597,000
                                                                                                           -----------
                                                                                                             1,385,600
                                                                                                           -----------
Information Technology -- 1.0%
Covad Communications Group, Inc., 0%/13.50% Sr. Disc. Nts.,
  3/15/08(10)...........................................................            320,000                    107,200
Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05....................            600,000                    555,000
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07..............................            600,000                    544,500
Unisys Corp., 11.75% Sr. Nts., 10/15/04.................................            500,000                    564,375
WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts., Series B, 3/1/05(10)....            500,000                    237,500
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07...........................            800,000                    740,000
                                                                                                           -----------
                                                                                                             2,748,575
                                                                                                           -----------
Manufacturing -- 2.0%
Axia, Inc. (New), 10.75% Sr. Sub. Nts., 7/15/08(6)......................            150,000                    141,750
Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07......................            700,000                    656,250
Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08......            350,000                    313,250
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08(6).....................            315,000                    269,325
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07......            950,000                    871,625
Insilco Corp., 10.25% Sr. Sub. Nts., 8/15/07............................            800,000                    812,000
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05..            700,000                    714,000
Moll Industries, Inc., 10.50% Sr. Sub. Nts., 7/1/08(6)..................            280,000                    263,200
Polymer Group, Inc., 8.75% Sr. Sub. Nts., 3/1/08........................            500,000                    462,500
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts.,
  Series B, 6/15/07.....................................................            500,000                    457,500
Terex Corp., 8.875% Sr. Unsec. Sub. Nts., 4/1/08........................            210,000                    192,150
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(3)...................            525,000                    518,437
                                                                                                           -----------
                                                                                                             5,671,987
                                                                                                           -----------
Media/Entertainment: Broadcasting -- 1.8%
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07........            900,000                    895,500
CBS Radio, Inc., 11.375% Unsec. Sub. Debs., 1/15/09(4)..................            617,000                    731,145
Chancellor Media Corp.:
  8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07.........................            700,000                    693,000
  9% Sr. Sub. Nts., 10/1/08(3)..........................................            500,000                    505,000
  10.50% Sr. Sub. Nts., Series B, 1/15/07...............................            735,000                    804,825
Jacor Communications Co., 8% Sr. Sub. Nts., 2/15/10.....................            400,000                    414,000

Oppenheimer Multi-Sector Income Trust


                                                                                                           Market Value
                                                                              Face Amount(1)                See Note 1
                                                                              --------------               ------------
Media/Entertainment: Broadcasting (Continued)
Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(11)................         $  700,000                 $  647,500
Spanish Broadcasting Systems, Inc., 11% Sr. Nts., 3/15/04...............            475,000                    486,875
                                                                                                           -----------
                                                                                                             5,177,845
                                                                                                           -----------
Media/Entertainment: Cable/Wireless Video -- 2.5%
Adelphia Communications Corp.:
  8.125% Sr. Nts., 7/15/03(6)...........................................            250,000                    248,750
  8.375% Sr. Nts., Series B, 2/1/08.....................................            100,000                    100,000
  9.25% Sr. Nts., 10/1/02...............................................            435,000                    449,138
  9.875% Sr. Nts., Series B, 3/1/07.....................................            565,000                    608,788
CSC Holdings, Inc.:
  9.875% Sr. Sub. Debs., 4/1/23.........................................          1,000,000                  1,075,000
  9.875% Sr. Sub. Nts., 5/15/06.........................................          1,000,000                  1,080,000
EchoStar DBS Corp., 12.50% Sr. Sec. Nts., 7/1/02........................            800,000                    834,000
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec.
  Disc. Nts., 3/15/04(10)...............................................          1,000,000                    875,000
Falcon Holding Group LP, 8.375% Sr. Unsec. Debs., Series B,
  4/15/10...............................................................          1,000,000                    995,000
Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts.,
  Series B, 11/1/03(12).................................................            250,000                    266,250
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05............................            480,000                    468,000
United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts.,
  Series B, 2/15/08(10).................................................            600,000                    285,000
                                                                                                           -----------
                                                                                                             7,284,926
                                                                                                           -----------
Media/Entertainment: Diversified Media -- 0.7%
Hollinger International Publishing, Inc., 9.25% Sr. Unsec. Sub.
  Nts., 2/1/06..........................................................            250,000                    261,875
Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07.................            475,000                    429,875
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07....................            875,000                    896,875
SFX Entertainment, Inc., 9.125% Sr. Unsec. Sub. Nts.,
  Series B, 2/1/08......................................................            600,000                    562,500
                                                                                                           -----------
                                                                                                             2,151,125
                                                                                                           -----------
Media/Entertainment: Telecommunications -- 4.2%
Amazon.Com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(10)..............          1,000,000                    550,000
Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07..............            495,000                    438,075
e.spire Communications, Inc., 13.75% Sr. Nts., 7/15/07..................            205,000                    208,075
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08(6).................            365,000                    327,588
FaciliCom International, Inc., 10.50% Sr. Nts., Series B, 1/15/08.......            205,000                    162,975

Oppenheimer Multi-Sector Income Trust

                                                                                                          Market Value
                                                                              Face Amount(1)                See Note 1
                                                                              --------------              ------------
Media/Entertainment: Telecommunications (Continued)
FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts.,
  4/15/08(3)(10)........................................................         $  700,000                $   206,500
Focal Communications Corp., 0%/12.125% Sr. Unsec. Disc. Nts.,
  2/15/08(10)...........................................................            590,000                    295,000
Global Crossing Holdings Ltd., 9.625% Sr. Nts., 5/15/08(6)..............            100,000                     97,250
Globix Corp., 13% Sr. Unsec. Nts., 5/1/05(3)............................            600,000                    462,000
ICG Holdings, Inc., 0%/13.50% Sr. Disc. Nts., 9/15/05(10)...............            405,000                    305,775
ICG Services, Inc., 0%/10% Sr. Unsec. Disc. Nts., 2/15/08(10)...........            800,000                    385,000
Intermedia Communications, Inc.:
  8.50% Sr. Nts., Series B, 1/15/08.....................................            500,000                    475,000
  8.60% Sr. Unsec. Nts., Series B, 6/1/08...............................            360,000                    342,900
  8.875% Sr. Nts., 11/1/07..............................................            265,000                    255,725
ITC Deltacom, Inc.:
  8.875% Sr. Nts., 3/1/08...............................................            500,000                    485,000
  11% Sr. Nts., 6/1/07..................................................            250,000                    268,125
KMC Telecom Holdings, Inc., 0%/12.50% Sr. Unsec. Disc. Nts.,
  2/15/08(10)...........................................................            920,000                    427,800
Level 3 Communications, Inc., 9.125% Sr. Unsec. Nts., 5/1/08............            600,000                    567,000
Long Distance International, Inc., Units (each unit consists of
  $1,000 principal amount of 12.25% sr. nts., 4/15/08 and one
  warrant to purchase 15.0875 shares of common stock)(6)(7).............            400,000                    338,000
NEXTLINK Communications, Inc.:
  0%/9.45% Sr. Unsec. Disc. Nts., 4/15/08(10)...........................            750,000                    397,500
  9% Sr. Nts., 3/15/08..................................................            250,000                    228,750
  9.625% Sr. Nts., 10/1/07..............................................            500,000                    465,000
NorthEast Optic Network, Inc., 12.75% Sr. Nts., 8/15/08.................            500,000                    442,500
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05....................          1,300,000                  1,264,250
Qwest Communications International, Inc., 0%/9.47% Sr. Disc. Nts.,
  10/15/07(10)..........................................................            350,000                    276,500
Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08........................            900,000                    911,250
US Xchange LLC, 15% Sr. Nts., 7/1/08(6).................................            400,000                    377,000
Verio, Inc.:
  10.375% Sr. Unsec. Nts., 4/1/05.......................................            645,000                    615,975
  13.50% Sr. Unsec. Nts., 6/15/04.......................................            165,000                    179,850
Viatel, Inc.:
  0%/12.50% Sr. Unsec. Disc. Nts., 4/15/08(10)..........................            385,000                    190,575
  11.25% Sr. Sec. Nts., 4/15/08.........................................            195,000                    172,575
                                                                                                          ------------
                                                                                                            12,119,513
                                                                                                          ------------

Oppenheimer Multi-Sector Income Trust


                                                                                                          Market Value
                                                                              Face Amount(1)               See Note 1
                                                                              --------------              ------------
Media/Entertainment: Wireless Communications -- 2.2%
Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07(6)...................         $  100,000                 $   85,500
CellNet Data Systems, Inc., 0%/14% Sr. Disc. Nts., 10/1/07(10)..........            709,000                    216,245
Crown Castle International Corp., 0%/10.625% Sr. Unsec. Disc. Nts.,
  11/15/07(10)..........................................................            800,000                    468,000
ICO Global Communications (Holdings) Ltd., Units (each unit
  consists of $1,000 principal amount of 15% sr. nts., 8/1/05 and
  one warrant to buy 19.85 shares of common stock)(7)...................            400,000                    250,000
Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts.,
  6/1/06(10)............................................................            205,000                    124,025
Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts., 10/31/07(10)......            860,000                    481,600
Omnipoint Corp., 11.625% Sr. Nts., Series A, 8/15/06(13)................          1,250,000                    812,500
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts.,
  8/15/04...............................................................            175,000                    156,625
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(10)......          1,275,000                    758,625
Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(10)......            800,000                    372,000
Price Communications Cellular Holdings, Inc., 11.25% Sr. Nts.,
  8/15/08(4)............................................................            200,000                    173,000
Price Communications Wireless, Inc.:
  9.125% Sr. Sec. Nts., 12/15/06(6).....................................            250,000                    246,250
  11.75% Sr. Sub. Nts., 7/15/07.........................................            100,000                    101,500
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08...........            700,000                    663,250
SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(10)......          1,000,000                    455,000
Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts., 7/15/08(6)(10).......            600,000                    237,000
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr. Nts.,
  8/15/06...............................................................            500,000                    567,500
                                                                                                            ----------
                                                                                                             6,168,620
                                                                                                            ----------
Metals/Minerals -- 1.1%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06...............................            400,000                    415,000
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01....................            250,000                    268,750
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., 5/15/08(6)..............            800,000                    772,000
Keystone Consolidated Industries, Inc., 9.625% Sr. Sec. Nts., 8/1/07....            900,000                    832,500
Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(6)(10)......          1,200,000                    402,000
Metallurg, Inc., 11% Sr. Nts., 12/1/07..................................            365,000                    323,025
                                                                                                            ----------
                                                                                                             3,013,275
                                                                                                            ----------
Retail -- 0.9%
Boyds Collection Ltd., 9% Sr. Sub. Nts., 5/15/08(6).....................            500,000                    477,500
Eye Care Centers of America, Inc., 9.125% Sr. Sub. Nts., 5/1/08(6)......            500,000                    412,500
Finlay Enterprises, Inc., 9% Debs., 5/1/08..............................            500,000                    380,000
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08......................            300,000                    247,500

Oppenheimer Multi-Sector Income Trust

                                                                                                          Market Value
                                                                              Face Amount(1)               See Note 1
                                                                              --------------              ------------
Retail (Continued)
Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08(6)..........         $  400,000                 $  374,000
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07......................            775,000                    755,625
                                                                                                          ------------
                                                                                                             2,647,125
                                                                                                          ------------
Service -- 1.6%
Allied Waste Industries, Inc., 0%/11.30% Sr. Disc. Nts., 6/1/07(10).....            500,000                    375,000
Borg-Warner Security Corp., 9.625% Sr. Sub. Nts., 3/15/07...............            700,000                    761,250
Coinstar, Inc., 0%/13% Sr. Disc. Nts., 10/1/06(10)......................            500,000                    356,250
Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07...............            200,000                    193,500
Fisher Scientific International, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/08..          1,000,000                    967,500
Great Lakes Dredge & Dock Corp., 11.25% Sr. Sub. Nts., 8/15/08(6).......            445,000                    431,650
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09.........            250,000                    241,875
Newcor, Inc., 9.875% Sr. Unsec. Sub. Nts., Series B, 3/1/08.............            500,000                    422,500
Protection One Alarm Monitoring, Inc., 13.625% Sr. Sub. Disc. Nts.,
  6/30/05...............................................................            655,000                    749,975
                                                                                                          ------------
                                                                                                             4,499,500
                                                                                                          ------------
Transportation -- 2.4%
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07.....            800,000                    726,000
Coach USA, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07.................            195,000                    195,975
Collins & Aikman Products Co., 11.50% Sr. Unsec. Sub. Nts.,
  4/15/06...............................................................            700,000                    696,500
HDA Parts System, Inc., 12% Sr. Sub. Nts., 8/1/05(6)....................            300,000                    241,500
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07.............            775,000                    736,250
Millenium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of 12% first priority ship mtg. nts., 7/15/05 and one
  warrant to purchase five shares of common stock)(6)(7)................            700,000                    591,500
Navigator Gas Transport plc:
  10.50% First Priority Ship Mtg. Nts., 6/30/07(6)......................          1,250,000                  1,193,750
  Units (each unit consists of $1,000 principal amount of
    12% second priority ship mtg. nts., 6/30/07 and
    7.66 warrants)(6)(7)................................................            100,000                     98,500
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., 6/15/07..........            600,000                    555,000
Sea Containers Ltd., 7.875% Sr. Nts., 2/15/08...........................            500,000                    472,500
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr. Disc.
  Nts., Series B, 12/15/03(10)..........................................          1,500,000                  1,286,250
                                                                                                          ------------
                                                                                                             6,793,725
                                                                                                          ------------

Oppenheimer Multi-Sector Income Trust


                                                                                                          Market Value
                                                                              Face Amount(1)               See Note 1
                                                                              --------------              ------------
Utility -- 0.7%
Calpine Corp., 10.50% Sr. Nts., 5/15/06.................................      $     565,000               $    613,025
El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11......            570,000                    649,800
ESI Tractebel Acquisition Corp., 7.99% Bonds, 12/30/11(6)...............            500,000                    466,903
Niagara Mohawk Power Corp., 7.75% Sr. Unsec. Nts., Series G,
  10/1/08...............................................................            250,000                    262,667
                                                                                                           -----------
                                                                                                             1,992,395
                                                                                                           -----------
                                                                                                            93,612,903
                                                                                                           -----------
STRUCTURED INSTRUMENTS -- 3.0%
Bank of America NT & SA (London Branch), Goldman Sachs
  Commodity Index Excess Return Linked Nts., 5.50%, 1/5/00..............            500,000                    355,950
Bear Stearns High Yield Composite Index Linked Nts., 9%, 2/5/99.........          3,000,000                  2,650,200
Commerzbank International SA, Energy Linked Nts., 5.156%,
  7/1/99(12)............................................................            500,000                    389,050
Goldman Sachs Group LP, High Yield Index Nts., 8%, 3/4/99...............          3,000,000                  2,799,300
Shoshone Partners Loan Trust Sr. Nts., 6.97%, 4/28/02 (representing a basket of reference loans and a total return swap between
  Chase Manhattan Bank and the Trust)(3)(12)............................          2,500,000                  2,316,889
                                                                                                           -----------
                                                                                                             8,511,389
                                                                                                           -----------
Total Corporate Sector (Cost $110,888,566)                                                                 102,138,305
                                                                                                           -----------
INTERNATIONAL SECTOR -- 24.8%
CORPORATE BONDS AND NOTES -- 3.9%
Algoma Steel, Inc., 12.375% First Mtg. Nts., 7/15/05....................            215,000                    153,725
Bakrie Investindo, Zero Coupon Promissory Nts., 3/16/99(3)(9)IDR........      3,160,000,000                    103,268
COLT Telecom Group plc:
  0%/12% Sr. Unsec. Disc. Nts., 12/15/06(10)............................            100,000                     78,000
  Units (each unit consists of $1,000 principal amount of 0%/12%
    sr. disc. nts., 12/15/06 and one warrant to purchase
    7.8 ordinary shares)(7)(10).........................................            900,000                    715,500
Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts.,
  12/15/05(10)..........................................................          1,600,000                  1,208,000
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08(3)........................            200,000                    186,500
Imax Corp., 10% Sr. Nts., 3/1/01........................................          1,000,000                  1,035,000
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08....            200,000                    167,000
Intrawest Corp., 9.75% Sr. Nts., 8/15/08................................            250,000                    249,375
NTL, Inc.:
  0%/12.375% Sr. Nts., 10/1/08(6)(10)(14)...............................          5,000,000                  2,775,250
  10% Sr. Nts., Series B, 2/15/07.......................................            550,000                    530,750

Oppenheimer Multi-Sector Income Trust


                                                                                                          Market Value
                                                                              Face Amount(1)               See Note 1
                                                                              --------------              ------------
CORPORATE BONDS AND NOTES (CONTINUED)
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08(6)....................     $      700,000                $   493,500
Orange plc, 8% Sr. Nts., 8/1/08.........................................            800,000                    784,000
Pacific & Atlantic Holdings, Inc., 11.50% First Preferred Ship
Mtg. Nts., 5/30/08(6)...................................................            300,000                    232,500
PT Polysindo Eka Perkasa:
  24% Nts., 6/19/03IDR..................................................      1,314,400,000                     20,618
  Zero Coupon Promissory Nts., 3/16/99(3)(9)IDR.........................      3,000,000,000                     47,059
RSL Communications plc, 9.125% Sr. Unsec. Nts., 3/1/08..................            500,000                    425,000
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts.,
  11/15/07(3)...........................................................            565,000                    546,637
TeleWest Communications plc:
  0%/11% Sr. Disc. Debs., 10/1/07(10)...................................            500,000                    400,000
  11.25% Sr. Nts., 11/1/08(6)...........................................            965,000                  1,008,425
                                                                                                          ------------
                                                                                                            11,160,107
                                                                                                          ------------

FOREIGN GOVERNMENT OBLIGATIONS -- 20.1%
Argentina -- 1.3%
Argentina (Republic of) Sr. Unsec. Unsub. Bonds, 11%, 10/9/06...........          3,200,000                  3,168,000
Banco Hipotecario Nacional (Argentina) Medium-Term Unsec.
  Nts., Series 3, 10.625%, 8/7/06.......................................            700,000                    640,500
                                                                                                          ------------
                                                                                                             3,808,500
                                                                                                          ------------
Australia -- 0.3%
Australia (Government of) Bonds, Series 904, 9%, 9/15/04AUD.............          1,175,000                    892,140
                                                                                                          ------------
Brazil -- 0.9%
Brazil (Federal Republic of) Bonds, Series RG, 6.188%, 4/15/12(12)......            820,000                    403,850
Brazil (Federal Republic of) Debt Conversion Bonds, 6.188%,
  4/15/12(12)...........................................................          4,215,000                  2,075,887
                                                                                                          ------------
                                                                                                             2,479,737
                                                                                                          ------------
Bulgaria -- 1.0%
Bulgaria (Republic of) Disc. Bonds, Tranche A, 6.688%, 7/28/24(12)......          3,891,000                  2,733,427
                                                                                                          ------------
Canada -- 0.2%
Canada (Government of) Bonds, 10.25%, 12/1/98CAD........................            760,000                    495,737
                                                                                                          ------------
Denmark -- 0.4%
Denmark (Kingdom of) Bonds:
  7%, 12/15/04DKK.......................................................          3,470,000                    626,565
  8%, 5/15/03DKK........................................................          2,855,000                    522,826
                                                                                                          ------------
                                                                                                             1,149,391
                                                                                                          ------------

Oppenheimer Multi-Sector Income Trust

                                                                                                          Market Value
                                                                                Face Amount(1)             See Note 1
                                                                               ---------------            ------------
FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
Ecuador -- 0.4%
Ecuador (Republic of) Debs., 6.625%, 2/27/15(12)........................     $    1,154,293                $   500,675
Ecuador (Republic of) Past Due Interest Bonds, 6.625%, 2/27/15(12)......          1,556,032                    674,929
                                                                                                          ------------
                                                                                                             1,175,604
                                                                                                          ------------
France -- 0.6%
France (Government of) Bonds, Obligations Assimilables
  du Tresor, 5.50%, 4/25/29(FRF)........................................          9,080,000                  1,704,734
                                                                                                          ------------
Germany -- 5.2%
Germany (Republic of) Bonds, 6.25%, 4/26/06DEM..........................            705,000                    484,210
Germany (Republic of) Treasury Bills, Zero Coupon, 7.87%,
  1/15/99(8)(DEM).......................................................         24,000,000                 14,397,302
                                                                                                          ------------
                                                                                                            14,881,512
                                                                                                          ------------
Great Britain -- 1.3%
United Kingdom Treasury Bonds, 6.75%, 11/26/04GBP.......................            880,000                  1,607,848
United Kingdom Treasury Nts., 8%, 6/10/03(GBP)..........................          1,190,000                  2,231,246
                                                                                                          ------------
                                                                                                             3,839,094
                                                                                                          ------------
Italy -- 0.8%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali,
  8.50%, 1/1/04(ITL)....................................................      2,925,000,000                  2,151,839
                                                                                                          ------------
Ivory Coast -- 0.7%
Ivory Coast (Government of) Past Due Interest Bonds, 2%,
  3/29/18(6)(12)........................................................          7,011,250                  2,120,903
                                                                                                          ------------
Jordan -- 0.6%
Hashemite (Kingdom of Jordan) Bonds, Series DEF, 5%,
  12/23/23(11)..........................................................          3,125,000                  1,664,062
                                                                                                          ------------
Korea, Republic of (South) -- 0.7%
Korea (Republic of) Bonds, 8.875%, 4/15/08..............................          2,100,000                  1,913,518
                                                                                                          ------------
Mexico -- 1.1%
United Mexican States Bonds, 11.50%, 5/15/26............................          3,015,000                  3,112,988
                                                                                                          ------------
Nigeria -- 0.6%
Central Bank of Nigeria Gtd. Bonds, Series WW, 6.25%, 11/15/20..........          1,750,000                  1,100,313
Nigeria (Federal Republic of) Promissory Nts., Series RC,
  5.092%, 1/5/10........................................................          1,256,782                    673,427
                                                                                                          ------------
                                                                                                             1,773,740
                                                                                                          ------------

Oppenheimer Multi-Sector Income Trust

                                                                                                          Market Value
                                                                                Face Amount(1)             See Note 1
                                                                               ---------------            ------------
FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
Norway -- 0.1%
Norway (Government of) Bonds, 9.50%, 10/31/02(NOK)......................          2,655,000                $   414,099
                                                                                                          ------------
Panama -- 0.5%
Panama (Government of) Bonds, 8.875%, 9/30/27...........................            545,000                    492,544
Panama (Government of) Past Due Interest Debs., 6.688%,
  7/17/16(12)...........................................................          1,318,325                    985,448
                                                                                                          ------------
                                                                                                             1,477,992
                                                                                                          ------------
Peru -- 1.0%
Peru (Republic of) Front-Loaded Interest Reduction Bonds,
  3.25%, 3/7/17(11).....................................................          5,580,000                  2,845,800
                                                                                                          ------------
Philippines -- 0.2%
Philippines (Republic of) Bonds, 8.75%, 10/7/16.........................            710,000                    602,613
                                                                                                          ------------
Poland -- 0.6%
Poland (Republic of) Par Bonds, 3%, 10/27/24(11)........................          2,725,000                  1,804,461
                                                                                                          ------------
Russia -- 0.2%
Russia (Government of) Debs.:
  6.719%, 12/15/15(12)..................................................          1,258,480                    128,994
  Series 19 yr., 6.625%, 12/15/15(12)...................................          1,623,039                    166,362
Russia (Government of) Principal Loan Debs., Series 24 yr.,
  6.625%, 12/15/20(12)..................................................          2,100,000                    166,031
                                                                                                          ------------
                                                                                                               461,387
                                                                                                          ------------
Spain -- 1.0%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado:
  6%, 1/31/29ESP........................................................        273,900,000                  2,079,204
  10%, 2/28/05ESP.......................................................         73,410,000                    686,367
                                                                                                          ------------
                                                                                                             2,765,571
                                                                                                          ------------
Venezuela -- 0.4%
Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
  Series A, 6.125%, 3/31/07(12).........................................          1,821,425                  1,057,565
                                                                                                          ------------
                                                                                                            57,326,414
                                                                                                          ------------
LOAN PARTICIPATIONS -- 0.7%
Algeria (Republic of) Reprofiled Debt Loan Participation Nts.:
  Tranche 1, 6.375%, 9/4/06(12).........................................          1,065,272                    508,668
  Tranche A, 7.188%, 3/4/00(12).........................................            532,636                    450,078

Oppenheimer Multi-Sector Income Trust

                                                                                                          Market Value
                                                                                Face Amount(1)             See Note 1
                                                                               ---------------            ------------
LOAN PARTICIPATIONS (CONTINUED)
Morocco (Kingdom of) Loan Participation Agreement:
  Tranche A, 6.563%, 1/1/09(3)(12)......................................       $    187,000                $   140,717
  Tranche B, 6.563%, 1/1/04(3)(12)......................................            647,058                    524,117
Trinidad & Tobago Loan Participation Agreement, Tranche B,
  1.497%, 9/30/00(3)(12)JPY.............................................         59,999,999                    424,796
                                                                                                          ------------
                                                                                                             2,048,376
                                                                                                          ------------
MORTGAGE-BACKED OBLIGATIONS -- 0.1%
Nykredit AS, 8% Cv. Bonds, 10/1/26DKK...................................          2,778,000                    453,722
                                                                                                          ------------
                                                                                  Units
                                                                               --------------
RIGHTS, WARRANTS AND CERTIFICATES -- 0.0%
Australis Holdings PTY Ltd./Australia Media Ltd. Wts., Exp. 5/00(3).....                 80                         --
Microcell Telecommunications, Inc. Wts., Exp. 6/06(3)...................              2,800                     50,750
                                                                                                          ------------
                                                                                                                50,750
                                                                                                          ------------
Total International Sector (Cost $78,976,545)                                                               71,039,369
                                                                                                          ------------
MORTGAGE-BACKED SECTOR -- 10.2%
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:..      Face Amount(1)
                                                                              --------------
  Series 1996-D3, Cl. A5, 8.33%, 10/13/26(3)(12)........................       $    500,000                    507,656
  Series 1996-MD6, Cl. A5, 6.955%, 11/13/26(12).........................            800,000                    817,125
BKB Commercial Mortgage Trust, Commercial Mtg. Obligations,
  Series 1997-C1, Cl. C, 7.45%, 10/25/00(3).............................            250,000                    249,844
Capital Lease Funding Securitization LP, Interest-Only Stripped
  Mtg.-Backed Security, Series 1997-CTL1, 0.549%, 6/22/24(3)(15)........         10,938,078                    450,649
Commercial Mortgage Acceptance Corp., Interest-Only Stripped
  Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 0.98%,
  12/25/20(3)(15).......................................................         12,416,600                    256,092
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
  Certificates, Series 1997-C1, Cl. E, 7.50%, 3/1/11(3).................            710,000                    708,891
Federal Home Loan Mortgage Corp.:
  Certificates of Participation, 12%, 5/1/10-6/1/15.....................          1,395,518                  1,594,303
  Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
    Participation Certificates, Series 1343, Cl. LA, 8%, 8/15/22........          1,000,000                  1,095,940
  Gtd. Real Estate Mtg. Investment Conduit Pass-Through
    Certificates, Series 2054, Cl. TE, 6.25%, 4/15/24...................            534,000                    542,678
  Interest-Only Stripped Mtg.-Backed Security, Series 197,
    Cl. IO, 15.225%, 4/1/28(15).........................................          4,934,053                  1,147,938
  Interest-Only Stripped Mtg.-Backed Security, Series 199,
    Cl. IO, 6.50%, 8/1/28(15)...........................................          5,656,280                  1,236,428

Oppenheimer Multi-Sector Income Trust

                                                                                                           Market Value
                                                                                Face Amount(1)              See Note 1
                                                                               ---------------             ------------
MORTGAGE-BACKED SECTOR (CONTINUED)
Federal National Mortgage Assn.:
  7.50%, 6/1/10.........................................................         $1,095,379                 $1,124,933
  11%, 7/1/16...........................................................            614,453                    703,549
Federal National Mortgage Assn., Gtd. Mtg. Pass-Through
  Certificates, 13%, 6/1/15.............................................            792,198                    927,610
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
  Conduit Pass-Through Certificates:
    Trust 1992-162, Cl. C, 7%, 10/25/21.................................          5,400,000                  5,656,500
    Trust 1995-4, Cl. PC, 8%, 5/25/25...................................            664,690                    723,262
    Trust 1997-25, Cl. B, 7%, 12/18/22..................................            340,000                    349,561
Federal National Mortgage Assn., Principal-Only Stripped
  Mtg.-Backed Security:
    Trust 277, Cl. 1, 20.156%, 4/1/27(16)...............................            174,943                    156,465
    Trust 294, Cl. 1, 5.536%, 2/1/28(16)................................          1,428,879                  1,231,069
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
  Certificates, Series 1997-CHL1, 8.131%, 7/25/06(3)(12)................            800,000                    805,750
First Union-Lehman Brothers Commercial Mortgage Trust,
  Interest-Only Stripped Mtg.-Backed Security, Series 1997-C1,
  1.31%, 4/18/27(15)....................................................          4,688,333                    311,060
General Motors Acceptance Corp., Interest-Only Stripped
  Mtg.-Backed Security, Series 1997-C1, Cl. X, 2.08%, 7/15/27(15).......          3,489,616                    314,066
Government National Mortgage Assn.:
  6%, 7/20/27...........................................................            632,303                    640,403
  7%, 1/15/28-3/15/28...................................................            973,446                    996,713
  11%, 10/20/19.........................................................            403,778                    459,550
  12%, 11/20/13-9/20/15.................................................            451,661                    505,105
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
  Certificates, Series 1996-C1, Cl. D, 7.42%, 4/25/28...................            800,000                    843,922
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
  Certificates, Series 1996-C1, Cl. D-1, 7.436%, 2/15/28(3)(12).........          1,000,000                  1,061,250
NationsCommercial Corp., NB Commercial Mtg. Pass-Through
  Certificates, Series-DMC:
    Cl. B, 8.562%, 8/12/11(3)...........................................            400,000                    411,625
    Cl. C, 8.921%, 8/12/11(3)...........................................            400,000                    410,438
Potomac Gurnee Financial Corp., Commercial Mtg. Pass-Through
  Certificates, Series 1, Cl. D, 7.683%, 12/21/26(3)....................            500,000                    508,906

Oppenheimer Multi-Sector Income Trust

                                                                                                          Market Value
                                                                               Face Amount(1)              See Note 1
                                                                              ---------------             ------------
MORTGAGE-BACKED SECTOR (CONTINUED)
Salomon Brothers Mortgage Securities VII, Series 1996-B,
  Cl. 1, 7.132%, 4/25/26(3).............................................       $  1,311,201               $    963,733
Salomon Brothers, Inc., Series 1997-TZH, Cl. D, 7.902%, 3/25/22(3)......            250,000                    256,563
Structured Asset Securities Corp.:
  Commercial Mtg. Pass-Through Certificates, Series 1997-LLI,
  Cl. E, 7.30%, 4/12/12.................................................            500,000                    489,844
  Multiclass Pass-Through Certificates, Series 1996-C3,
  Cl. D, 8%, 6/25/30(3).................................................            650,000                    659,953
                                                                                                         -------------
Total Mortgage-Backed Sector (Cost $28,132,410)                                                             29,119,374
                                                                                                         -------------
MONEY MARKET SECTOR -- 7.4%
Repurchase agreement with PaineWebber, Inc., 5.35%, dated 10/30/98, to be repurchased at $21,259,474 on 11/2/98, collateralized by U.S.
  Treasury Nts., 5.625%-6.625%, 5/31/99-2/15/03, with a value of
  $21,728,009 (Cost $21,250,000)........................................          21,250,000                21,250,000
                                                                                                         -------------
TOTAL INVESTMENTS, AT VALUE (COST $304,074,746).........................               100.7%              287,959,167
LIABILITIES IN EXCESS OF OTHER ASSETS...................................                (0.7)               (2,052,230)
                                                                                       -----             -------------
NET ASSETS..............................................................               100.0%             $285,906,937
                                                                                       =====             =============

Oppenheimer Multi-Sector Income Trust

1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

             AUD - Australian Dollar            GBP - British Pound Sterling
             CAD - Canadian Dollar              IDR - Indonesian Rupiah
             DEM - German Mark                  ITL - Italian Lira
             DKK - Danish Krone                 JPY - Japanese Yen
             ESP - Spanish Peseta               NOK - Norwegian Krone
             FRF - French Franc


2. Securities with an aggregate market value of $10,775,010 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

3. Identifies issues considered to be illiquid or restricted -- See Note 8 of Notes to Financial Statements.

4.  Interest or dividend is paid-in-kind.

5.  Non-income producing security.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $21,084,013 or 7.37% of the Trust's net assets as of October 31, 1998.

7. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents underlying principal of the notes.

8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

9.  Non-income producing -- issuer is in default.

10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

11. Represents the current interest rate for an increasing rate security.

12. Represents the current interest rate for a variable rate security.

13. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

14. When-issued security to be delivered and settled after October 31, 1998.

15. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

16. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 1998
Oppenheimer Multi-Sector Income Trust


ASSETS
Investments, at value (cost $304,074,746)--see accompanying statement...........................................     $287,959,167
Cash............................................................................................................           20,506
Receivables and other assets:
  Interest......................................................................................................        5,679,681
  Investments sold..............................................................................................        4,833,962
  Closed forward foreign currency exchange contracts............................................................           96,781
  Other.........................................................................................................           16,905
                                                                                                                    -------------
    Total assets................................................................................................      298,607,002
                                                                                                                    -------------

LIABILITIES
Unrealized depreciation on forward foreign currency exchange contracts -- Note 5................................          130,021
Payables and other liabilities:
  Investments purchased (including $2,775,250 purchased on a when-issued
    basis) -- Note 1............................................................................................       11,565,530
  Closed forward foreign currency exchange contracts............................................................          534,294
  Trustees' fees -- Note 1......................................................................................          172,482
  Management and administrative fees............................................................................          118,020
  Daily variation on futures contracts -- Note 6................................................................           89,127
  Shareholder reports...........................................................................................           55,629
  Custodian fees................................................................................................            6,782
  Transfer agent and accounting services fees...................................................................            2,215
  Other.........................................................................................................           25,965
                                                                                                                    -------------
    Total liabilities...........................................................................................       12,700,065
                                                                                                                    -------------
NET ASSETS......................................................................................................     $285,906,937
                                                                                                                    =============

COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest......................................................................     $    291,161
Additional paid-in capital......................................................................................      312,140,847
Undistributed net investment income.............................................................................          169,342
Accumulated net realized loss on investments and foreign currency transactions..................................      (10,400,329)
Net unrealized depreciation on investments and translation of assets and liabilities
  denominated in foreign currencies.............................................................................      (16,294,084)
                                                                                                                    -------------
NET ASSETS -- applicable to 29,116,068 shares of beneficial interest outstanding................................     $285,906,937
                                                                                                                    =============

NET ASSET VALUE PER SHARE.......................................................................................            $9.82
                                                                                                                            =====

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended October 31, 1998
Oppenheimer Multi-Sector Income Trust


INVESTMENT INCOME
Interest (net of foreign withholding taxes of $411).............................................................     $ 25,603,479
Dividends.......................................................................................................          494,062
                                                                                                                     ------------
  Total income..................................................................................................       26,097,541
                                                                                                                     ------------

EXPENSES
Management fees -- Note 4.......................................................................................        1,980,152
Administrative fees -- Note 4...................................................................................          604,427
Shareholder reports.............................................................................................          192,299
Trustees' fees and expenses -- Note 1...........................................................................           79,370
Transfer and shareholder servicing agent fees -- Note 4.........................................................           54,062
Legal, auditing and other professional fees.....................................................................           39,202
Custodian fees and expenses.....................................................................................           36,101
Registration and filing fees....................................................................................           30,258
Accounting service fees -- Note 4...............................................................................           24,000
Insurance expenses..............................................................................................           11,460
Other...........................................................................................................           16,816
                                                                                                                     ------------
  Total expenses................................................................................................        3,068,147
                                                                                                                     ------------
NET INVESTMENT INCOME...........................................................................................       23,029,394
                                                                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments (including premiums on options exercised).........................................................       (1,967,924)
  Closing of futures contracts..................................................................................         (530,310)
  Closing and expiration of option contracts written -- Note 7..................................................          119,030
  Foreign currency transactions.................................................................................          425,153
                                                                                                                     ------------
    Net realized loss...........................................................................................       (1,954,051)
                                                                                                                     ------------
Net change in unrealized appreciation or depreciation on:
  Investments...................................................................................................      (19,491,964)
  Translation of assets and liabilities denominated in foreign currencies.......................................         (539,630)
                                                                                                                     ------------
    Net change..................................................................................................      (20,031,594)
                                                                                                                     ------------
Net realized and unrealized loss................................................................................      (21,985,645)
                                                                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................................     $  1,043,749
                                                                                                                     ============

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Oppenheimer Multi-Sector Income Trust

                                                                                               Year Ended October 31,
                                                                                            1998                    1997
                                                                                        ------------            ------------
OPERATIONS
Net investment income...........................................................        $ 23,029,394            $ 26,006,984
Net realized gain (loss)........................................................          (1,954,051)              6,185,833
Net change in unrealized appreciation or depreciation...........................         (20,031,594)             (3,663,440)
                                                                                        ------------            ------------
  Net increase in net assets resulting from operations..........................           1,043,749              28,529,377
                                                                                        ------------            ------------

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income............................................         (22,561,595)            (25,738,551)
Tax return of capital ..........................................................          (1,547,363)                     --
                                                                                        ------------            ------------

NET ASSETS
Total increase (decrease).......................................................         (23,065,209)              2,790,826
Beginning of period.............................................................         308,972,146             306,181,320
                                                                                        ------------            ------------
End of period [including undistributed (overdistributed) net investment
  income of $169,342 and ($249,479), respectively]..............................        $285,906,937            $308,972,146
                                                                                        ============            ============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Oppenheimer Multi-Sector Income Trust



                                                                              Year Ended October 31,
                                                         -------------------------------------------------------------------------
                                                           1998              1997            1996            1995            1994
                                                         --------          -------         -------         -------         -------


PER SHARE OPERATING DATA
Net asset value, beginning of period.................      $10.61           $10.52          $10.14          $10.17          $10.96
                                                           ------           ------          ------          ------          ------
Income (loss) from investment operations:
  Net investment income .............................         .79              .89             .91             .94            1.00
  Net realized and unrealized gain (loss)............        (.75)             .08             .37            (.04)           (.82)
                                                           ------           ------          ------          ------          ------
    Total income from investment operations..........         .04              .97            1.28             .90             .18
                                                           ------           ------          ------          ------          ------
Dividends to shareholders:
  Dividends from net investment income...............        (.78)            (.88)           (.90)           (.91)           (.84)
  Tax return of capital..............................        (.05)              --              --            (.02)           (.13)
                                                           ------           ------          ------          ------          ------
    Total dividends to shareholders..................        (.83)            (.88)           (.90)           (.93)           (.97)
                                                           ------           ------          ------          ------          ------
Net asset value, end of period.......................       $9.82           $10.61          $10.52          $10.14          $10.17
                                                           ======           ======          ======          ======          ======
Market value, end of period..........................       $9.38           $10.13          $ 9.88          $10.00          $ 9.50
                                                           ======           ======          ======          ======          ======
TOTAL RETURN, AT MARKET VALUE(1).....................        0.17%           11.40%           7.85%          15.62%          (7.46)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands).............    $285,907         $308,972        $306,181        $295,128        $295,658
Average net assets (in thousands)....................    $304,773         $308,712        $298,496        $288,884        $306,686
Ratios to average net assets:
  Net investment income..............................        7.56%            8.42%           8.87%           9.51%           9.17%
  Expenses...........................................        1.01%            0.99%           1.04%           1.05%           1.02%
Portfolio turnover rate(2)...........................       401.5%           258.9%          225.4%          240.1%          187.6%

(1) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage dollar-rolls) for the period ended October 31, 1998 were $1,174,378,376 and $1,196,177,680, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Oppenheimer Multi-Sector Income Trust

    1.  SIGNIFICANT ACCOUNTING POLICIES

    Oppenheimer Multi-Sector Income Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to seek high current income consistent with preservation of capital. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Trust.

    Investment Valuation -- Portfolio securities are valued at the close of the New York Stock Exchange on the last day of each week in which the New York Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

    Structured Notes -- The Trust invests in foreign currency-linked structured notes whereby the market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the year ended October 31, 1998, the market value of these securities comprised an average of 7% of the Trust's net assets, and resulted in realized and unrealized losses of $5,521,850.

    Securities Purchased on a When-Issued Basis -- Delivery and payment for securities that have been purchased by the Trust on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Trust maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Trust's net asset value to the extent the Trust makes such purchases while remaining substantially fully invested. As of October 31, 1998, the Trust had entered into outstanding when-issued or forward commitments of $2,775,250.

Oppenheimer Multi-Sector Income Trust

    1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Securities Purchased on a When-Issued Basis (continued)
    In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Trust may enter into mortgage dollar-rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Trust records each dollar-roll as a sale and a new purchase transaction.

    Security Credit Risk -- The Trust invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed income securities. The Trust may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of October 31, 1998, securities with an aggregate market value of $236,227, representing 0.08% of the Trust's net assets, were in default.

    Foreign Currency Translation -- The accounting records of the Trust are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Trust's Statement of Operations.

    Repurchase Agreements -- The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

    Federal Taxes -- The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of October 31, 1998, the Trust had available for federal income tax purposes an unused capital loss carryover of approximately $9,493,000, which expires between 2003 to 2006.

    Trustees' Fees and Expenses -- The Trust has adopted a nonfunded retirement plan for the Trust's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 1998, a provision of $33,369 was made for the Trust's projected benefit obligations and payments of $7,543 were made to retired trustees, resulting in an accumulated liability of $168,599 as of October 31, 1998.

    The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables a Trustee to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Trust. Under the plan, the compensation deferred by a Trustee is periodi-

Oppenheimer Multi-Sector Income Trust


    cally adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Trust's assets, liabilities or net income per share.

    Distributions to Shareholders -- The Trust intends to declare and pay dividends from net investment income monthly. Distributions from net realized gains on investments, if any, will be made at least once each year.

    Classification of Distributions to Shareholders -- Net investment income
    (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
    (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Trust.

    The Trust adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1998, amounts have been reclassified to reflect a decrease in additional paid-in capital of $1,547,363, a decrease in overdistributed net investment income of $1,498,385, and a decrease in accumulated net realized loss on investments of $48,978.

    Other -- Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    2. SHARES OF BENEFICIAL INTEREST

    The Trust has authorized an unlimited number of $.01 par value shares of beneficial interest. There were no transactions in shares of beneficial interest for the years ended October 31, 1998 and 1997.

    3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

    As of October 31, 1998, net unrealized depreciation on investments of $16,115,579 was composed of gross appreciation of $4,250,501, and gross depreciation of $20,366,080.

Oppenheimer Multi-Sector Income Trust


    4. MANAGEMENT AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for an annual fee of 0.65% on the Trust's average annual net assets.

    Mitchell Hutchins Asset Management Inc. serves as the Trust's Administrator. The Trust pays the Administrator an annual fee of 0.20% of the Trust's average annual net assets.

    The Manager acts as the accounting agent for the Trust at an annual fee of $24,000, plus out-of-pocket costs and expenses reasonably incurred.

    Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, is the transfer agent and registrar for the Trust. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

    5. FORWARD CONTRACTS

    A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

    The Trust uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Trust generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Trust may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

    Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Trust will realize a gain or loss upon the closing or settlement of the forward transaction.

    Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Trust's Statement of Operations.

    Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    As of October 31, 1998, the Trust had outstanding forward contracts as follows:

                                                                                                      Valuation
                                                                                    Contract            As of
                                                                    Expiration       Amount           October 31,        Unrealized
    Contract Description                                               Date          (000s)              1998           Depreciation
    --------------------------------------------------------------------------------------------------------------------------------
    Contracts to Sell
    -----------------
    Canadian Dollar.............................................     12/16/98         760  CAD        $492,742            $  3,461
    Japanese Yen................................................     12/16/98      47,750  JPY         412,485              44,866
    New Zealand Dollar..........................................     12/16/98       1,670  NZD         885,457              63,149
    Norwegian Krone.............................................     12/16/98       2,970  NOK         405,105               7,755
    Swedish Krona...............................................     12/16/98       3,370  SEK         432,130              10,790
                                                                                                                          --------
                                                                                                                          $130,021
                                                                                                                          ========

Oppenheimer Multi-Sector Income Trust


    6. FUTURES CONTRACTS

    The Trust may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Trust may also buy or write put or call options on these futures contracts.

    The Trust generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Trust may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

    Upon entering into a futures contract, the Trust is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Trust each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Trust recognizes a realized gain or loss when the contract is closed or expires.

    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

    As of October 31, 1998, the Trust had outstanding futures contracts as follows:

                                                                                                       Valuation
                                                                                                          As of
                                                                           Expiration    Number of     October 31,       Unrealized
    Contract Description                                                      Date       Contracts        1998          Depreciation
    --------------------------------------------------------------------------------------------------------------------------------
    Contracts to Purchase
    ---------------------
    U.S. Treasury Bonds, 20 yr. ......................................       12/98         101        $13,019,531          $44,469
                                                                                                                           =======


    7. OPTION ACTIVITY

    The Trust may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

    The Trust generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Trust receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Trust will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to

Oppenheimer Multi-Sector Income Trust

    7. OPTION ACTIVITY (CONTINUED)

    call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

    The risk in writing a call option is that the Trust gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Trust pays a premium whether or not the option is exercised. The Trust also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

    Written option activity for the year ended October 31, 1998 was as follows:

                                                                                                    Call Options
                                                                              ------------------------------------------------------
                                                                               Number of Options                  Amount of Premiums
                                                                              ------------------                  ------------------
    Options outstanding as of October 31, 1997..........................                720                           $  82,320
    Options written ....................................................              2,285                             225,866
    Options closed or expired...........................................             (1,995)                           (279,136)
    Options exercised...................................................             (1,010)                            (29,050)
                                                                                     ------                           ---------
    Options outstanding as of October 31, 1998 .........................                 --                           $      --
                                                                                     ======                           =========
                                                                                                     Put Options
                                                                              -----------------------------------------------------
                                                                              Number of Options                  Amount of Premiums
                                                                              -----------------                  ------------------

    Options outstanding as of October 31, 1997 .........................                705                           $  63,450
    Options written ....................................................         22,352,800                             559,073
    Options closed or expired...........................................         (1,143,505)                           (620,867)
    Options exercised...................................................        (21,210,000)                             (1,656)
                                                                                -----------                           ---------
    Options outstanding as of October 31, 1998 .........................                 --                           $      --
                                                                                ===========                           =========

Oppenheimer Multi-Sector Income Trust


    8. ILLIQUID AND RESTRICTED SECURITIES

    As of October 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Trust intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 1998 was $17,825,807, which represents 6.23% of the Trust's net assets, of which $828,850 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                                     Valuation Per
                                                                                      Acquisition        Cost          Unit as of
    Security                                                                              Date         Per Unit     October 31, 1998
    --------------------------------------------------------------------------------------------------------------------------------
    Bonds
    -----
    Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A, 11/15/00...........    11/18/93         87.50%            6.50%
    Stocks and Warrants
    -------------------
    Becker Gaming, Inc. Wts., Exp. 11/00............................................    11/18/93        $ 2.00           $  .25
    CGA Group Ltd., Preferred, Series A.............................................     6/17/97         25.00            25.00
    CGA Group Ltd. Wts. Exp. 12/49..................................................     6/17/97            --              .30

INDEPENDENT AUDITORS' REPORT
Oppenheimer Multi-Sector Income Trust


The Board of Trustees and Shareholders of Oppenheimer Multi-Sector Income Trust:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Multi-Sector Income Trust as of October 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Multi-Sector Income Trust as of October 31, 1998 the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Denver, Colorado
November 20, 1998

FEDERAL INCOME TAX INFORMATION (Unaudited)
Oppenheimer Multi-Sector Income Trust


In early 1999 shareholders will receive information regarding all dividends and distributions paid to them by the Trust during calendar year 1998. Regulations of the U.S. Treasury Department require the Trust to report this information to the Internal Revenue Service.

Dividends paid by the Trust during the fiscal year ended October 31, 1998 which are not designated as capital gain distributions should be multiplied by 2.14% to arrive at the net amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Trust to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER MULTI-SECTOR INCOME TRUST


    GENERAL INFORMATION CONCERNING THE TRUST

    Oppenheimer Multi-Sector Income Trust (the Trust) is a closed-end diversified management investment company with a primary investment objective of seeking high current income consistent with preservation of capital. The Trust's secondary investment objective is capital appreciation. In seeking its objectives, the Trust may invest any percentage of its assets in at least three of the following seven fixed-income sectors: U.S. Government, Corporate, International, Asset-Backed, Municipal, Convertible and Money Market. Current income, preservation of capital and, secondarily, possible capital appreciation may be considerations in the allocation of assets among such sectors. The Trust can invest in a number of different kinds of "derivative investments" and can also engage in certain special investment techniques, including repurchase transactions, when-issued and delayed delivery transactions and hedging. The Trust is not required to invest in any of these types of securities at all times. The investment advisor to the Trust is OppenheimerFunds, Inc. (the Manager).

    The Portfolio Managers of the Trust are Robert E. Patterson, Thomas P. Reedy, Ashwin K. Vasan, Carol E. Wolf and Arthur J. Zimmer and who also serve as Vice Presidents of the Trust and of the Manager, and are officers of certain mutual funds managed by the Manager (Oppenheimer funds). Messrs. Reedy and Vasan have been the persons principally responsible for the day-to-day management of the Trust's portfolio since June 1993. Prior to that Mr. Reedy served as a securities analyst for the Manager and Mr. Vasan served as a securities analyst for Citibank, N.A.

    Year 2000 Risks -- Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Trust invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Trust and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Trust's investments and returns.

    The Manager and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Trust's Custodian and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Trust. The extent of that risk cannot be ascertained at this time.

OPPENHEIMER MULTI-SECTOR INCOME TRUST
General Information Concerning the Trust (Continued)


    Dividend Reinvestment and Cash Purchase Plan -- Pursuant to the Trust's Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Trust (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Trust will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $0.75.

    Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Trust for payment of the Distribution in additional Shares at the greater of the Trust's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on The New York Stock Exchange (the NYSE), or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Trust.

    Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee.

    Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

    There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Trust. There are no brokerage charges for Shares issued directly by the Trust. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

OPPENHEIMER MULTI-SECTOR INCOME TRUST
General Information Concerning the Trust (Continued)

    The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Trust. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO 80217-3673 or by calling 1-800-647-7374. Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

    Shareholder Information -- The Shares are traded on the NYSE. Daily market prices for the Trust's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "OppenMlti." The Trust's NYSE trading symbol is OMS. Weekly net asset value
    (NAV) and market price information about the Trust is published each Monday in The Wall Street Journal and each Sunday in The New York Times and each Saturday in Barron's, and other newspapers in a table called "Closed-End Bond Funds.

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








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

OPPENHEIMER MULTI-SECTOR INCOME TRUST


Officers and Trustees
Leon Levy, Chairman of the Board of Trustees
Donald W. Spiro, Vice Chairman of the Board of Trustees
Bridget A. Macaskill, Trustee and President
Robert G. Galli, Trustee
Benjamin Lipstein, Trustee
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Pauline Trigere, Trustee
Clayton K. Yeutter, Trustee
Robert E. Patterson, Vice President
Thomas P. Reedy, Vice President
Ashwin K. Vasan, Vice President
Carol E. Wolf, Vice President
Arthur J. Zimmer, Vice President
George C. Bowen, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Andrew J. Donohue, Secretary
Robert G. Zack, Assistant Secretary

Investment Advisor
OppenheimerFunds, Inc.

Administrator
Mitchell Hutchins Asset Management Inc.

Transfer Agent and Registrar
Shareholder Financial Services, Inc.

Custodian of Portfolio Securities
The Bank of New York

Independent Auditors
KPMG Peat Marwick LLP

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein

This is a copy of a report to shareholders of Oppenheimer Multi-Sector Income Trust. It does not offer for sale or solicit orders to buy any securities.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares of beneficial interest in the open market at prevailing market prices.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

RA0680.001.1098 @ Printed on recycled paper